Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of September 30, 2006

ASSURANT, INC. AND SUBSIDIARIES

EARNINGS RELEASE SUPPLEMENT

AS OF SEPTEMBER 30, 2006

INDEX TO SUPPLEMENT

Page:
REGULATION G – NON GAAP MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS (unaudited)	2

SEGMENTED BALANCE SHEETS (unaudited)	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME (unaudited)	5

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)	7

INVESTMENTS (unaudited)	14

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS (unaudited)	15

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other markets. The four key business segments – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance markets in the U.S. and selected international markets. The Assurant business segments provide creditor-placed homeowners insurance; manufactured housing homeowners insurance; debt protection administration; credit insurance; warranties and extended services contracts; individual health and small employer group health insurance; group dental insurance; group disability insurance; group life insurance; and pre-funded funeral insurance.

The company, which is traded on the New York Stock Exchange under the symbol AIZ, has over $20 billion in assets and $7 billion in annual revenue. Assurant has more than 12,000 employees and is headquartered in New York’s financial district.

Safe Harbor Statement:

Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, including, but not limited to our 10-K, as filed with the SEC.

Regulation G – Non GAAP Measures

Assurant uses the following non-GAAP financial measures to analyze the company’s operating performance for the periods presented in the press release. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The company believes net operating income provides investors a valuable measure of the performance of the company’s ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.

(2) Book value per share excluding accumulated other comprehensive income (AOCI) has been included as a measure of stockholder value. The company believes book value per share excluding AOCI provides investors a better measure of stockholder value than book value per share because it excludes the effect of unrealized gains (losses) on investments and foreign currency translation, which tend to be highly variable from period to period.

Assurant, Inc. and Subsidiaries

Summary Financial Highlights

(Unaudited)

	For the Three-Months Ended September 30,		For the Nine-Months Ended September 30,
($ in thousands, except shares and per share amounts)	2006	2005	2006	2005
Net operating income (1)	$153,042	$125,553	$466,520	$370,847
Net realized (losses) gains on investments	(1,739)	9,794	(3,156)	12,765
Excess of loss reinsurance program (1995-1997)	—	(35,060)	—	(40,263)
Expenses directly related to the secondary public offering	—	—	—	(1,040)

Net income before cumulative effect of change in accounting principle	151,303	100,287	463,364	342,309
Cumulative effect of change in accounting principle	—	—	1,547	—

Net income	$151,303	$100,287	$464,911	$342,309

Total revenues	$1,984,079	$1,879,441	$5,862,951	$5,616,098

PER SHARE AND SHARE DATA:

Basic earnings per share
Net operating income	$1.22	$0.93	$3.64	$2.70
Net income before cumulative effect of change in accounting principle	$1.20	$0.74	$3.62	$2.49
Net income	$1.20	$0.74	$3.63	$2.49
Weighted average of common shares outstanding - basic	125,793,731	134,706,785	128,078,026	137,362,736

Diluted earnings per share
Net operating income	$1.20	$0.92	$3.59	$2.67
Net income before cumulative effect of change in accounting principle	$1.18	$0.74	$3.57	$2.47
Net income	$1.18	$0.74	$3.58	$2.47
Weighted average of common shares outstanding - diluted	127,766,049	136,177,498	129,877,613	138,712,630

Assurant, Inc. and Subsidiaries

Summary Financial Highlights (continued)

(Unaudited)

($ in thousands, except shares and per share amounts)	As of September 30, 2006	As of December 31, 2005

Total assets	$25,023,450	$25,365,453

Total stockholders’ equity	$3,759,441	$3,699,559

Total stockholders’ equity (excluding AOCI)	$3,601,291	$3,480,060

Basic book value per share	$30.24	$28.33
Basic book value per share (excluding AOCI) (2)	$28.97	$26.65
Shares outstanding for basic book value per share calculation	124,302,731	130,591,834

Diluted book value per share	$29.72	$27.90
Diluted book value per share (excluding AOCI) (2)	$28.47	$26.25
Shares outstanding for diluted book value per share calculation	126,500,683	132,598,736

Debt to total capital ratio (excluding AOCI)	21.6%	22.2%

Assurant, Inc. and Subsidiaries

Segmented Condensed Balance Sheets

At September 30, 2006 and December 31, 2005

(Unaudited)

	At September 30, 2006
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,143,936	$1,446,040	$1,281,098	$2,652,487	$904,945	$13,428,506
Reinsurance recoverables	752,051	345,603	5,561	23,193	2,852,721	3,979,129
Deferred acquisition costs	2,044,207	141,530	58,370	27,928	—	2,272,035
Goodwill	—	—	—	—	805,186	805,186
Assets held in separate accounts	248,609	—	—	—	2,964,076	3,212,685
Other assets	555,998	269,787	95,884	203,101	201,139	1,325,909

Total assets	10,744,801	2,202,960	1,440,913	2,906,709	7,728,067	25,023,450

Liabilities
Policyholder benefits and claims payable	4,300,564	288,098	588,198	1,938,131	3,134,749	10,249,740
Unearned premiums	3,259,045	769,914	127,355	13,411	45,890	4,215,615
Debt	—	—	—	—	971,753	971,753
Mandatorily redeemable preferred stock	—	—	—	—	23,160	23,160
Liabilities related to separate accounts	248,609	—	—	—	2,964,076	3,212,685
Accounts payable and other liabilities	1,246,608	428,053	226,144	319,510	370,741	2,591,056

Total liabilities	9,054,826	1,486,065	941,697	2,271,052	7,510,369	21,264,009

Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,689,975	716,895	499,216	635,657	59,548	3,601,291
Accumulated other comprehensive income	—	—	—	—	158,150	158,150

Total stockholders’ equity	1,689,975	716,895	499,216	635,657	217,698	3,759,441

Total liabilities and stockholders’ equity	$10,744,801	$2,202,960	$1,440,913	$2,906,709	$7,728,067	$25,023,450

	At December 31, 2005
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$6,962,324	$1,125,980	$1,246,798	$2,714,308	$1,321,982	$13,371,392
Reinsurance recoverables	812,466	816,533	5,527	23,193	2,790,091	4,447,810
Deferred acquisition costs	1,784,366	132,456	76,593	28,893	—	2,022,308
Goodwill	—	—	—	—	804,864	804,864
Assets held in separate accounts	246,859	—	—	—	3,225,576	3,472,435
Other assets	651,100	187,932	123,960	132,078	151,574	1,246,644

Total assets	10,457,115	2,262,901	1,452,878	2,898,472	8,294,087	25,365,453

Liabilities
Policyholder benefits and claims payable	4,241,237	670,999	603,807	1,926,396	3,097,638	10,540,077
Unearned premiums	2,970,104	700,183	121,959	12,481	46,887	3,851,614
Debt	—	—	—	—	971,690	971,690
Mandatorily redeemable preferred stock	—	—	—	—	24,160	24,160
Liabilities related to separate accounts	246,859	—	—	—	3,225,576	3,472,435
Accounts payable and other liabilities	1,422,739	367,316	247,548	349,347	418,968	2,805,918

Total liabilities	8,880,939	1,738,498	973,314	2,288,224	7,784,919	21,665,894

Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,576,176	524,403	479,564	610,248	289,669	3,480,060
Accumulated other comprehensive income	—	—	—	—	219,499	219,499

Total stockholders’ equity	1,576,176	524,403	479,564	610,248	509,168	3,699,559

Total liabilities and stockholders’ equity	$10,457,115	$2,262,901	$1,452,878	$2,898,472	$8,294,087	$25,365,453

(1)	Corporate and Other segment includes Accumulated Other Comprehensive Income, Reinsurance Recoverables related to the disposal of FFG and LTC businesses, goodwill, separate accounts related to the disposal of FFG business and all of Assurant, Inc.’s debt.

Assurant, Inc. and Subsidiaries

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands, net of tax)	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	September 30, 2006	September 30, 2005
Assurant Solutions	$41,707	$37,148	$39,747	$35,382	$31,939	$42,392	$23,434	$118,602	$97,765
Assurant Specialty Property	53,445	59,276	64,444	39,037	31,685	34,213	38,292	177,165	104,190
Assurant Health	44,847	41,016	45,096	33,297	45,718	49,367	49,673	130,959	144,758
Assurant Employee Benefits	24,400	20,590	19,185	19,329	22,846	9,812	16,379	64,175	49,037
Corporate and other	(7,535)	(4,930)	(439)	20,701	(4,289)	(3,314)	(10,417)	(12,904)	(18,020)
Amortization of deferred gain on disposal of businesses	6,128	6,514	5,741	4,651	7,609	7,660	7,711	18,383	22,980
Interest expense	(9,950)	(9,955)	(9,955)	(9,955)	(9,955)	(9,954)	(9,954)	(29,860)	(29,863)

Net operating income	153,042	149,659	163,819	142,442	125,553	130,176	115,118	466,520	370,847

Adjustments:
Net realized (losses) gains on investments	(1,739)	1,477	(2,894)	(5,396)	9,794	2,651	320	(3,156)	12,765
Excess of loss reinsurance program (1995-1997)	—	—	—	—	(35,060)	(5,203)	—	—	(40,263)
Expenses directly related to the secondary public offering	—	—	—	—	—	—	(1,040)	—	(1,040)

Net income before cumulative effect of change in accounting principle	151,303	151,136	160,925	137,046	100,287	127,624	114,398	463,364	342,309
Cumulative effect of change in accounting principle	—	—	1,547	—	—	—	—	1,547	—

Net income	$151,303	$151,136	$162,472	$137,046	$100,287	$127,624	$114,398	$464,911	$342,309

Assurant, Inc. and Subsidiaries

Consolidated Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	September 30, 2006	September 30, 2005
Revenues:
Net earned premiums and other considerations	$1,717,640	$1,685,322	$1,672,653	$1,644,477	$1,621,186	$1,623,239	$1,631,894	$5,075,615	$4,876,319
Net investment income	180,672	180,438	192,562	170,864	175,175	177,018	164,200	553,672	516,393
Net realized (losses) gains on investments	(2,675)	2,272	(4,452)	(8,301)	11,965	4,079	492	(4,855)	16,536
Amortization of deferred gain on disposal of businesses	9,428	10,022	8,833	7,155	11,706	11,784	11,863	28,283	35,353
Fees and other income	79,014	71,036	60,186	67,382	59,409	58,183	53,905	210,236	171,497

	1,984,079	1,949,090	1,929,782	1,881,577	1,879,441	1,874,303	1,862,354	5,862,951	5,616,098

Benefits, losses and expenses:
Policyholder benefits	888,317	874,204	889,679	869,678	970,596	924,011	943,524	2,652,200	2,838,131
Selling, underwriting, general and administrative expenses	849,414	827,408	782,432	847,172	752,156	746,879	726,793	2,459,254	2,225,828
Interest expense	15,307	15,315	15,315	15,315	15,315	15,314	15,314	45,937	45,943

	1,753,038	1,716,927	1,687,426	1,732,165	1,738,067	1,686,204	1,685,631	5,157,391	5,109,902

Income before income taxes and cumulative effect of change in accounting principle	231,041	232,163	242,356	149,412	141,374	188,099	176,723	705,560	506,196
Income taxes	79,738	81,027	81,431	12,366	41,087	60,475	62,325	242,196	163,887

Net income before cumulative effect of change in accounting principle	151,303	151,136	160,925	137,046	100,287	127,624	114,398	463,364	342,309
Cumulative effect of change in accounting principle	—	—	1,547	—	—	—	—	1,547	—

Net income	$151,303	$151,136	$162,472	$137,046	$100,287	$127,624	$114,398	$464,911	$342,309

Share repurchase program:
Shares repurchased	3,081,000	2,140,000	1,416,800	2,014,468	3,910,926	2,797,500	710,000	6,637,800	7,418,426
Average repurchase price per share	$50.34	$48.43	$45.17	$38.00	$37.38	$34.32	$34.16	$47.13	$35.92
Repurchase price	$155,109	$103,630	$64,001	$76,551	$146,181	$96,006	$24,252	$322,740	$266,439

AIZ Closing stock price (NYSE)	$53.41	$48.40	$49.25	$43.49	$38.06	$36.10	$33.70	$53.41	$38.06

Investment yield (1)	5.66%	5.83%	5.75%	5.54%	5.71%	5.63%	5.51%	5.70%	5.57%

Real estate investment income (1)	$3,229	$—	$14,735	$—	$3,156	$9,409	$—	$17,964	$12,565

(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Solutions

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	September 30, 2006	September 30, 2005
Revenues:
Net earned premiums and other considerations	$591,237	$592,182	$570,388	$573,880	$556,084	$554,829	$535,352	$1,753,807	$1,646,265
Net investment income	96,625	98,951	97,082	93,192	92,070	100,107	86,196	292,658	278,373
Fees and other income	47,262	39,525	34,170	41,004	32,063	30,574	29,089	120,957	91,726

	735,124	730,658	701,640	708,076	680,217	685,510	650,637	2,167,422	2,016,364

Benefits, losses and expenses:
Policyholder benefits	250,886	247,208	248,380	246,585	271,357	269,284	259,674	746,474	800,315
Selling, underwriting, general and administrative expenses	424,284	424,429	394,878	406,259	360,947	353,299	357,000	1,243,591	1,071,246

	675,170	671,637	643,258	652,844	632,304	622,583	616,674	1,990,065	1,871,561

Income before income taxes	59,954	59,021	58,382	55,232	47,913	62,927	33,963	177,357	144,803
Income taxes	18,247	21,873	18,635	19,850	15,974	20,535	10,529	58,755	47,038

Net operating income	$41,707	$37,148	$39,747	$35,382	$31,939	$42,392	$23,434	$118,602	$97,765

Gross written premiums for selected product groupings:
Domestic Credit	$184,120	$182,489	$168,927	$199,082	$182,999	$194,667	$190,718	$535,536	$568,384
International Credit	$175,417	$159,208	$161,024	$160,858	$166,413	$157,449	$162,747	$495,649	$486,609
Domestic extended service contracts	$299,215	$290,851	$285,504	$326,974	$298,969	$241,035	$253,249	$875,570	$793,253
International extended service contracts	$91,407	$71,330	$66,256	$86,674	$62,669	$50,593	$47,570	$228,993	$160,832
Preneed (Face Sales)	$105,031	$120,545	$123,688	$123,202	$141,786	$144,508	$133,019	$349,264	$419,313
Investment yield (1) *	5.67%	N/A	N/A	N/A	N/A	N/A	N/A	5.75%	N/A
Real estate investment income (1)	$1,453	$—	$2,506	$—	$—	$9,409	$—	$3,959	$9,409

(1)	Investment yield excludes investment income from real estate partnerships.
*	Segment balance sheets as of March 31, 2006, September 30, 2005, June 30, 2005 and March 31, 2005 are not available. Therefore, investment yields are not available.

Assurant Specialty Property

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	September 30, 2006	September 30, 2005
Revenues:
Net earned premiums and other considerations	$313,644	$290,972	$252,749	$230,684	$219,374	$207,696	$201,094	$857,365	$628,164
Net investment income	19,584	17,923	16,790	15,481	16,648	14,843	14,981	54,297	46,472
Fees and other income	13,329	13,587	9,458	9,948	9,850	10,168	8,193	36,374	28,211

	346,557	322,482	278,997	256,113	245,872	232,707	224,268	948,036	702,847

Benefits, losses and expenses:
Policyholder benefits	115,379	110,474	70,459	77,762	96,707	72,294	70,744	296,312	239,745
Selling, underwriting, general and administrative expenses	148,540	122,369	109,089	118,811	100,838	108,230	95,120	379,998	304,188

	263,919	232,843	179,548	196,573	197,545	180,524	165,864	676,310	543,933

Income before income taxes	82,638	89,639	99,449	59,540	48,327	52,183	58,404	271,726	158,914
Income taxes	29,193	30,363	35,005	20,503	16,642	17,970	20,112	94,561	54,724

Net operating income	$53,445	$59,276	$64,444	$39,037	$31,685	$34,213	$38,292	$177,165	$104,190

Net Earned Premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$198,733	$178,363	$142,892	$118,070	$114,965	$107,219	$103,272	$519,988	$325,456
Manufactured Housing (Creditor Placed & Voluntary)	52,535	54,184	55,968	57,957	52,699	53,252	53,516	162,687	159,467
Other	62,376	58,425	53,889	54,657	51,710	47,225	44,306	174,690	143,241

Total	$313,644	$290,972	$252,749	$230,684	$219,374	$207,696	$201,094	$857,365	$628,164

Gross Written Premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$271,632	$247,538	$184,096	$219,423	$190,975	$150,359	$136,894	$703,266	$478,228
Manufactured Housing (Creditor Placed & Voluntary)	82,401	80,981	69,610	80,616	81,818	80,094	69,264	232,992	231,176
Other	130,820	127,555	101,386	111,173	105,733	110,819	93,066	359,761	309,618

Total	$484,853	$456,074	$355,092	$411,212	$378,526	$341,272	$299,224	$1,296,019	$1,019,022

Ratios:
Loss ratio (a)	36.8%	38.0%	27.9%	33.7%	44.1%	34.8%	35.2%	34.6%	38.2%
Expense ratio (b)	45.4%	40.2%	41.6%	49.4%	44.0%	49.7%	45.4%	42.5%	46.3%
Combined ratio (c)	80.7%	76.5%	68.5%	81.7%	86.2%	82.9%	79.3%	75.7%	82.9%

Investment yield (1)*	5.62%	N/A	N/A	N/A	N/A	N/A	N/A	5.63%	N/A

Real estate investment income (1)	$—	$—	$—	$—	$—	$—	$—	$—	$—

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate partnerships.
*	Segment balance sheets as of March 31, 2006, September 30, 2005, June 30, 2005 and March 31, 2005 are not available. Therefore, investment yields are not available.

Assurant Health

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	September 30, 2006	September 30, 2005
Revenues:
Net earned premiums and other considerations	$521,527	$519,587	$523,405	$531,345	$538,800	$544,294	$549,526	$1,564,519	$1,632,620
Net investment income	17,689	17,110	24,001	16,474	17,707	17,170	17,705	58,800	52,582
Fees and other income	11,035	10,250	9,726	9,323	10,420	10,270	10,331	31,011	31,021

	550,251	546,947	557,132	557,142	566,927	571,734	577,562	1,654,330	1,716,223

Benefits, losses and expenses:
Policyholder benefits	325,325	321,322	325,401	329,793	336,362	333,101	345,368	972,048	1,014,831
Selling, underwriting, general and administrative expenses	155,186	163,019	162,712	176,626	161,125	163,385	156,763	480,917	481,273

	480,511	484,341	488,113	506,419	497,487	496,486	502,131	1,452,965	1,496,104

Income before income taxes	69,740	62,606	69,019	50,723	69,440	75,248	75,431	201,365	220,119
Income taxes	24,893	21,590	23,923	17,426	23,722	25,881	25,758	70,406	75,361

Net operating income	$44,847	$41,016	$45,096	$33,297	$45,718	$49,367	$49,673	$130,959	$144,758

Net earned premiums and other considerations:
Individual:
Individual medical	$305,246	$300,267	$297,338	$295,322	$291,817	$290,047	$287,312	$902,851	$869,176
Short-term medical	26,839	25,489	25,001	26,664	30,257	28,115	25,876	77,329	84,248

Subtotal	332,085	325,756	322,339	321,986	322,074	318,162	313,188	980,180	953,424
Small employer group	189,442	193,831	201,066	209,359	216,726	226,132	236,338	584,339	679,196

Total	$521,527	$519,587	$523,405	$531,345	$538,800	$544,294	$549,526	$1,564,519	$1,632,620

Assurant Health (continued)

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	September 30, 2006	September 30, 2005
Sales (Annualized issued premiums):
Individual:
Individual medical	$90,271	$76,616	$76,192	$71,745	$69,343	$68,137	$76,389	$243,079	$213,869
Short-term medical	31,364	28,128	30,248	24,747	34,889	31,566	28,716	89,740	95,171

Subtotal	121,635	104,744	106,440	96,492	104,232	99,703	105,105	332,819	309,040
Small employer group	33,336	32,527	34,573	36,466	36,224	41,211	45,486	100,436	122,921

Total	$154,971	$137,271	$141,013	$132,958	$140,456	$140,914	$150,591	$433,255	$431,961

Membership by product line:
Individual:
Individual medical	639	632	636	644	647	662	671	639	647
Short-term medical	99	105	100	102	122	129	116	99	122

Subtotal	738	737	736	746	769	791	787	738	769
Small employer group	216	226	239	255	267	287	308	216	267

Total	954	963	975	1,001	1,036	1,078	1,095	954	1,036

Ratios:
Loss ratio (a)	62.4%	61.8%	62.2%	62.1%	62.4%	61.2%	62.8%	62.1%	62.2%
Expense ratio (b)	29.1%	30.8%	30.5%	32.7%	29.3%	29.5%	28.0%	30.1%	28.9%
Combined ratio (c)	90.2%	91.4%	91.6%	93.7%	90.6%	89.5%	89.7%	91.1%	89.9%

Investment yield (1)	5.76%	5.83%	5.70%	5.57%	5.48%	5.23%	5.44%	5.75%	5.59%

Real estate investment income (1)	$646	$—	$7,372	$—	$596	$—	$—	$8,018	$596

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Employee Benefits

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	September 30, 2006	September 30, 2005
Revenues:
Net earned premiums and other considerations	$291,232	$282,581	$326,111	$308,568	$306,928	$316,420	$345,922	$899,924	$969,270
Net investment income	39,893	38,744	40,839	38,754	41,878	38,274	37,983	119,476	118,135
Fees and other income	6,685	7,547	6,832	6,056	6,976	6,993	6,189	21,064	20,158

	337,810	328,872	373,782	353,378	355,782	361,687	390,094	1,040,464	1,107,563

Benefits, losses and expenses:
Policyholder benefits	196,727	195,195	245,439	215,538	212,022	241,537	267,738	637,361	721,297
Selling, underwriting, general and administrative expenses	103,726	101,827	99,114	108,095	108,403	105,027	97,017	304,667	310,447

	300,453	297,022	344,553	323,633	320,425	346,564	364,755	942,028	1,031,744

Income before income taxes	37,357	31,850	29,229	29,745	35,357	15,123	25,339	98,436	75,819
Income taxes	12,957	11,260	10,044	10,416	12,511	5,311	8,960	34,261	26,782

Net operating income	$24,400	$20,590	$19,185	$19,329	$22,846	$9,812	$16,379	$64,175	$49,037

Net earned premiums and other considerations by:
Major product grouping:
Group dental	$104,367	$108,010	$111,393	$121,444	$124,780	$128,323	$128,242	$323,770	$381,345
Group disability single premiums for closed blocks	12,393	—	33,920	—	—	—	26,700	46,313	26,700
All other group disability	119,679	119,847	121,586	123,390	118,595	123,078	124,777	361,112	366,450
Group life	54,793	54,724	59,212	63,734	63,553	65,019	66,203	168,729	194,775

Total	$291,232	$282,581	$326,111	$308,568	$306,928	$316,420	$345,922	$899,924	$969,270

Assurant Employee Benefits (continued)

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	September 30, 2006	September 30, 2005
Sales:
Group dental	$20,678	$12,843	$26,979	$17,316	$21,588	$18,187	$41,757	$60,500	$81,532
Group disability	12,362	10,022	13,633	9,722	12,649	14,864	25,420	36,017	52,933
Group life	6,954	5,344	6,681	6,702	5,883	10,898	18,561	18,979	35,342

Total	$39,994	$28,209	$47,293	$33,740	$40,120	$43,949	$85,738	$115,496	$169,807

Ratios:
Loss ratio (a)	67.5%	69.1%	75.3%	69.9%	69.1%	76.3%	77.4%	70.8%	74.4%
Expense ratio (b)	34.8%	35.1%	29.8%	34.4%	34.5%	32.5%	27.6%	33.1%	31.4%

Investment yield (1)	6.25%	6.17%	6.47%	6.15%	6.29%	6.14%	6.12%	6.33%	6.20%

Real estate investment income (1)	$1,130	$—	$—	$—	$2,560	$—	$—	$1,130	$2,560

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Corporate and Other

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	September 30, 2006	September 30, 2005
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	6,881	7,710	13,850	6,963	6,872	6,624	7,335	28,441	20,831
Net realized (losses) gains on investments	(2,675)	2,272	(4,452)	(8,301)	11,965	4,079	492	(4,855)	16,536
Amortization of deferred gain on disposal of businesses	9,428	10,022	8,833	7,155	11,706	11,784	11,863	28,283	35,353
Fees and other income	703	127	—	1,051	100	178	103	830	381

	14,337	20,131	18,231	6,868	30,643	22,665	19,793	52,699	73,101

Benefits, losses and expenses:
Policyholder benefits	—	5	—	—	54,148	7,795	—	5	61,943
Selling, underwriting, general and administrative expenses	17,678	15,764	16,639	37,381	20,843	16,938	20,893	50,081	58,674
Interest expense	15,307	15,315	15,315	15,315	15,315	15,314	15,314	45,937	45,943

	32,985	31,084	31,954	52,696	90,306	40,047	36,207	96,023	166,560

Loss before income taxes and cumulative effect of change in accounting principle	(18,648)	(10,953)	(13,723)	(45,828)	(59,663)	(17,382)	(16,414)	(43,324)	(93,459)
Income taxes	(5,552)	(4,059)	(6,176)	(55,829)	(27,762)	(9,222)	(3,034)	(15,787)	(40,018)

Net operating (loss) income before cumulative effect of change in accounting principle	(13,096)	(6,894)	(7,547)	10,001	(31,901)	(8,160)	(13,380)	(27,537)	(53,441)
Cumulative effect of change in accounting principle	—	—	1,547	—	—	—	—	1,547	—

Net operating (loss) income	$(13,096)	$(6,894)	$(6,000)	$10,001	$(31,901)	$(8,160)	$(13,380)	$(25,990)	$(53,441)

Real estate investment income	$—	$—	$4,857	$—	$—	$—	$—	$4,857	$—

Corporate and Other Reconciliation

Assurant Corporate and Other Segment Net Operating Income	$(13,096)	$(6,894)	$(6,000)	$10,001	$(31,901)	$(8,160)	$(13,380)	$(25,990)	$(53,441)
Adjustments, net of tax:
Amortization of deferred gain on disposal of businesses	(6,128)	(6,514)	(5,741)	(4,651)	(7,609)	(7,660)	(7,711)	(18,383)	(22,980)
Interest expense	9,950	9,955	9,955	9,955	9,955	9,954	9,954	29,860	29,863
Net realized loss (gain) on investments	1,739	(1,477)	2,894	5,396	(9,794)	(2,651)	(320)	3,156	(12,765)
Excess of loss reinsurance program (1995-1997)	—	—	—	—	35,060	5,203	—	—	40,263
Expenses directly related to the secondary public offering	—	—	—	—	—	—	1,040	—	1,040
Cumulative effect of change in accounting principle	—	—	(1,547)	—	—	—	—	(1,547)	—

Corporate and other per Reconciliation of Net Operating Income to Net Income (page 5)	$(7,535)	$(4,930)	$(439)	$20,701	$(4,289)	$(3,314)	$(10,417)	$(12,904)	$(18,020)

Assurant, Inc. and Subsidiaries

Investments

(Unaudited)

($ in thousands)	As of September 30, 2006		As of December 31, 2005
Investments by Type
Fixed maturities: available-for-sale, at fair value	$9,232,537		$8,961,778
Equity Securities: available-for-sale
Preferred stocks	759,121		691,523
Common stocks	1,045		1,578
Commercial mortgage loans on real estate, at amortized cost	1,261,254		1,212,006
Policy loans	58,561		61,043
Cash and short-term investments	918,292		1,283,043
Collateral held under securities lending	662,607		610,662
Other investments	535,089		549,759

Total	$13,428,506		$13,371,392

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,412,358	69%	$6,211,058	69%
Baa	2,180,887	24%	2,122,752	24%
Ba	524,586	6%	515,740	6%
B	111,455	1%	101,724	1%
Caa and lower	2,507	0%	9,764	0%
In or near default	744	0%	740	0%

Total	$9,232,537	100%	$8,961,778	100%

Fixed Maturity Securities by Issuer Type (Fair Value)
U.S government and government agencies and authorities	$173,776	2%	$207,711	2%
State, municipalities and political subdivisions	249,755	3%	235,933	3%
Foreign government	682,735	7%	589,353	6%
Public utilities	1,159,592	12%	1,064,591	12%
Mortgage backed securities	1,345,161	15%	1,492,684	17%
All other corporate bonds	5,621,518	61%	5,371,506	60%

Total	$9,232,537	100%	$8,961,778	100%

Assurant, Inc.

Investment Results by Asset Category and Annualized Yields

(Unaudited)

($ in thousands)	For the Three Months Ended September 30, 2006			For the Three Months Ended September 30, 2005			For the Nine Months Ended September 30, 2006			For the Nine Months Ended September 30, 2005
	Yield	Investment Income	Investment Gain (Loss)	Yield	Investment Income	Investment Gain (Loss)	Yield	Investment Income	Investment Gain (Loss)	Yield	Investment Income	Investment Gain (Loss)
Fixed maturities: available-for-sale, at fair value	5.88%	$132,429	$(1,758)	5.79%	$126,716	$1,793	5.83%	$386,996	$(4,632)	5.82%	$376,718	$(1,536)
Equity Securities: available-for-sale	6.45%	12,230	(961)	6.99%	11,876	164	6.73%	37,533	(2,578)	6.60%	32,196	(725)
Commercial mortgage loans on real estate, at amortized cost	6.70%	21,038	(70)	8.71%	24,421	(577)	7.20%	66,800	(404)	7.79%	64,043	(1,572)
Policy loans	1.37%	202	—	5.75%	917	—	5.65%	2,532	—	5.94%	2,861	—
Cash and short-term investments	4.50%	10,236	3	2.65%	5,908	81	3.72%	30,709	151	2.08%	16,642	64
Other investments	7.93%	10,673	111	8.36%	11,546	10,504	11.74%	47,757	2,608	10.31%	42,481	20,305

Total		186,808	$(2,675)		181,384	$11,965		572,327	$(4,855)		534,941	$16,536
Investment expenses		(6,136)			(6,209)			(18,655)			(18,548)

Net investment income		$180,672			$175,175			$553,672			$516,393

Gross investment gain			$5,294			$15,512			$22,072			$42,896
Gross investment loss			(7,969)			(3,547)			(26,927)			(26,360)
Write-downs on available-for-sale securities			—			—			—			—

Net investment gain			$(2,675)			$11,965			$(4,855)			$16,536